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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    August 18, 1999
                                                 ------------------------------


                                 BEC FUNDING LLC
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                   333-74671                 04-3454484
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)



                800 Boylston Street, 35th Floor, Boston, MA 02199
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:            (617) 369-6000
                              --------------------------------------------------



                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Items 1 through 4 and 6 and 8 are not included because they are not applicable.

ITEM 5.  OTHER EVENTS

On July 29, 1999, BEC Funding LLC closed the sale of $725 million of notes to Massachusetts RRB Special Purpose Trust BEC-1, a special purpose trust. The trust in turn sold $725 million of rate reduction bonds to the public. The notes were issued in five classes with varying maturities. The bonds were issued in five identical classes with identical maturities. A Form 8-K with respect to the sales was filed on August 13, 1999. Audited financial statements with respect to BEC Funding LLC were included in the Registration Statement No. 333-74671 with respect to the notes and bonds. Audited financial statements for the trust for the period July 28, 1999 (inception) through July 29, 1999 (closing) were recently completed and are filed herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1

(b)      NOT APPLICABLE

(c)      EXHIBITS:

         NOT APPLICABLE





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                   [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
BEC Funding LLC:

We have audited the accompanying statement of net assets available for trust activities of Massachusetts RRB Special Purpose Trust BEC-1 (the "Trust") as of July 29, 1999, and the related statement of changes in net assets available for trust activities for the period from July 28, 1999 (date of trust inception) to July 29, 1999. These financial statements are the responsibility of the BEC Funding LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for trust activities as of July 29, 1999, and the changes in net assets available for trust activities for the period from July 28, 1999 to July 29, 1999 in conformity with generally accepted accounting principles.


August 18, 1999                             /s/  PRICEWATERHOUSECOOPERS LLP




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












                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1

                           (A SPECIAL PURPOSE ENTITY)

                              FINANCIAL STATEMENTS

              FOR THE PERIOD FROM JULY 28, 1999 (DATE OF INCEPTION)
                                TO JULY 29, 1999

















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


                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

             STATEMENT OF NET ASSETS AVAILABLE FOR TRUST ACTIVITIES

                                  July 29, 1999


                                     ASSETS

Current Assets:
   Due from BEC Funding LLC:
     Interest receivable                                       $    133,946
     Notes receivable - current portion due in one year          40,000,000
                                                               ------------

     Total current assets                                        40,133,946

   Due from BEC Funding LLC:
     Long Term Notes receivable,                                684,755,142
                                                               ------------

   Total Assets                                                $724,889,088
                                                               ============

                                   LIABILITIES

Current Liabilities:
   Current Portion of Certificates outstanding                 $ 40,000,000
   Interest Payable on Certificates outstanding                     133,946
                                                               ------------
   Total current liabilities                                     40,133,946

Long Term Certificates outstanding, net                         684,755,142
                                                               ------------

     Total Liabilities                                         $724,889,088
                                                               ------------

Net Assets Available for Trust Activities                      $          0
                                                               ============






    The accompanying notes are an integral part of the financial statements.



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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

        STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR TRUST ACTIVITIES

     for the period from July 28, 1999 (date of inception) to July 29, 1999


Additions:

   Due from BEC Funding LLC                                       $ 724,755,142
   Interest Receivable from BEC Funding LLC                             133,946

Deductions:

   Certificates Outstanding                                       $(724,755,142)
   Interest Payable on Certificates Outstanding                        (133,946)
                                                                  -------------
Net Assets Available for Trust Activities at July 29, 1999        $         -0-
                                                                  =============





    The accompanying notes are an integral part of the financial statements.



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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

                          NOTES TO FINANCIAL STATEMENTS



A.   OVERVIEW

     NATURE OF BUSINESS

     Massachusetts RRB Special Purpose Trust BEC-1 ("the Trust") was established on July 28, 1999 as a Delaware business trust. The Massachusetts Development Finance Agency and the Massachusetts Health and Educational Facilities Authority formed the Trust to issue bonds pursuant to certain provisions of Chapter 164 of the Acts of the Massachusetts General Court of 1997 (the "Electric Industry Restructuring Act"). The Trust issued $725,000,000 of Rate Reduction Certificates ("certificates") on July 29, 1999 for the purpose of acquiring related notes from BEC Funding LLC (the "Note Issuer"). The Massachusetts Development Finance Agency, the Massachusetts Health and Educational Facilities Authority and The Bank of New York (Delaware), a Delaware banking corporation, acting as the Delaware Trustee, entered into a Declaration of Trust to form the Trust. The Trust is not an agency nor instrumentality of The Commonwealth of Massachusetts. The Trust has minimal assets other than the notes. The Declaration of Trust does not permit the Trust to engage in any activities other than holding the notes, issuing the certificates, and engaging in other related activities.

     Each class of certificates represents a fractional undivided beneficial interest in a related class of notes issued by BEC Funding LLC, including all amounts due and to become due under the related class of notes, and represents the right to receive the payments on the related class of notes.

     The Note Issuer, the Massachusetts Development Finance Agency, the Massachusetts Health and Educational Facilities Authority, the Trust, the Delaware Trustee and the certificate trustee have entered into a fee and indemnity agreement under which the Note Issuer pays the Delaware trustee's and the certificate trustee's reasonable compensation and reasonable fees and expenses. The fee and indemnity agreement further provides that the
     Note Issuer will indemnify the Trust, the Delaware trustee, the certificate trustee, the Massachusetts Development Finance Agency, the Massachusetts Health and Educational Facilities Authority and the Executive Office for Administration and Finance of The Commonwealth of Massachusetts for, and hold them harmless against, among other things, any loss, liability or expense incurred by them arising from the failure of any party to perform its obligations under various transaction documents. Neither the certificates, the notes or the property securing the notes is an obligation of The Commonwealth of Massachusetts or any governmental agency, authority or instrumentality of The Commonwealth of Massachusetts or of Boston Edison Company or any of its affiliates, except for BEC Funding LLC, which is an affiliate of Boston Edison Company.

     The fiscal year of the Trust is the calendar year.

     BASIS OF PRESENTATION

     Substantially all expenses of the Trust are paid by the Note Issuer.

B.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     REVENUE RECOGNITION

     The Trust recognizes revenues on the notes, which are the only assets of the Trust, on the accrual basis.


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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

     INCOME TAXES

     The Trust is considered to be a grantor trust for income tax purposes and accordingly there is no provision for income taxes.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CONCENTRATION OF CREDIT RISK

     The Trust has exposure to credit risk for its notes receivable from the
     Note Issuer. BEC Funding LLC is a wholly-owned subsidiary of Boston Edison Company, which is a wholly-owned subsidiary of BEC Energy. Neither the notes nor the property securing the notes is an obligation of The Commonwealth of Massachusetts, or any governmental agency, authority or instrumentality of The Commonwealth of Massachusetts or of Boston Edison Company or any of its affiliates, except for BEC Funding LLC.


C.   CERTIFICATES

     The Trust issued $725,000,000 of Rate Reduction Certificates on July 29, 1999 pursuant to the certificate indenture among the Trust, the Delaware trustee, and the certificate trustee. The certificates were issued in minimum denominations of $1,000 and in integral multiples of that amount. The certificates consist of five classes as summarized in the table below:


                                                   Scheduled
                  Initial        Certificate         Final             Final
                 Principal         Interest       Distribution       Termination
Class              Amount            Rate             Date              Date
-----              ------            ----             ----              ----
 A-1            $108,500,000        5.99%           3/15/01           3/15/03
 A-2             170,609,837        6.45%           9/15/03           9/15/05
 A-3             103,390,163        6.62%           3/15/05           3/15/07
 A-4             170,875,702        6.91%           9/15/07           9/15/09
 A-5             171,624,298        7.03%           3/15/10           3/15/12


     The scheduled final distribution date for a class of certificates is the date by which the Trust expects to distribute in full all interest on and principal of that class of certificates. The final termination date for a class of certificates is the legal maturity date of that class. The failure to distribute principal of any class of certificates in full by the final termination date for that class is an event of default, and the certificate trustee may, and with the written direction of the holders of at least a majority in principal amount of all outstanding certificates shall, declare the unpaid principal amount of all outstanding notes and accrued interest to be due and payable.


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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


     Interest on each class of certificates will accrue from its issuance date at the interest rate set forth in the table above. Beginning March 15, 2000, the trust is required to distribute interest semiannually on March 15 and September 15 (or, if any distribution date is not a business day, the following business day) of each year. On each distribution date, the certificate trustee will distribute interest to the extent paid on the related class of notes to the holders of each class of certificates as of the close of business on the record date. The record date for any distribution of interest on and principal of the certificates will be the business day immediately before the distribution date. Each distribution date will also be a payment date for interest on and principal of the notes.

     On each distribution date, the certificate trustee will distribute principal as paid on the related class of notes to the holders of each class of certificates as of the close of business on the record date.


D.   NOTES RECEIVABLE

     BEC Funding LLC, the Note Issuer, has issued to the Trust notes in the principal amount of $725,000,000, in exchange for the net proceeds from the sale of the certificates by the Trust. Each class of notes secures the payment of the related class of certificates and has the same principal balance, interest rate, amortization schedule and legal maturity date as its related class of certificates. The notes consist of five classes, in the initial principal amounts and bearing the interest rates and having the scheduled maturity and final maturity dates set forth in the table below:


                    Initial           Note         Scheduled           Final
                   Principal        Interest       Maturity           Maturity
      Class         Amount            Rate           Date               Date
      -----         ------            ----           ----               ----
      A-1        $108,500,000         5.99%         3/15/01           3/15/03
      A-2         170,609,837         6.45%         9/15/03           9/15/05
      A-3         103,390,163         6.62%         3/15/05           3/15/07
      A-4         170,875,702         6.91%         9/15/07           9/15/09
      A-5         171,624,298         7.03%         3/15/10           3/15/12

     The scheduled maturity date for a class of notes is the date by which the note issuer expects to distribute in full all interest on and principal of that class of notes. The final maturity date for a class of notes is the legal maturity date of that class.

     INTEREST

     Interest on each class of notes accrues from its issuance date at the interest rate set forth in the table above. Beginning March 15, 2000, the
     Note Issuer is required to pay interest semiannually on March 15 and September 15 (or, if any payment date is not a business day, the following business day) of each year, to the Trust. The Note Issuer will pay interest on the notes prior to paying principal of the notes.

     On each payment date, the Note Issuer will pay interest as follows:

     * if there has been a payment default, any unpaid interest payable on any prior payment dates, together with interest at the applicable note interest rate on any of this unpaid interest; and


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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


     * accrued interest on the principal balance of each class of notes as of the close of business on the preceding payment date, or the date of the original issuance of the class of notes if applicable, after giving effect to all payments made on the preceding payment date, or the date of the original issuance of the class of notes if applicable.

     If there is a shortfall in the amounts necessary to make these interest payments, the note trustee will distribute interest pro rata to each class of notes based on the outstanding principal amount of that class and the applicable interest rate. The Note Issuer will calculate interest on the basis of a 360-day year of twelve 30-day months.

     PRINCIPAL

     The Note Issuer will pay principal on each payment date to the holders of the notes in accordance with the expected amortization schedule as set forth in the prospectus.

     The Note Issuer will not, however, pay principal on a payment date on any class of notes if making the payment would reduce the principal balance of a class to an amount lower than that specified in the expected amortization schedule for that class on that payment date. If an event of default under the note indenture has occurred and is continuing, the note trustee may declare the unpaid principal amount of all outstanding notes and accrued interest to be due and payable.

     The expected amortization schedule for the principal of each class of notes gives effect to the payments expected to be made on each payment date and is based upon the issuance date of the notes on July 29, 1999 and also the following assumptions:

     * payments on the certificates are made on each distribution date, commencing March 15, 2000;

     * the servicing fee equals 0.05 percent annually of the initial principal amount of the notes, or $362,500;

     * there are no net earnings on amounts on deposit in the collection account;

     * the administration fee (which is $75,000 per year, payable semiannually) and other ongoing operating expenses are estimated to be approximately $220,000 per annum, and these amounts are payable in arrears, and;

     * payments arising from the property securing the notes are deposited in the collection account as expected.

     There can be no assurance that the principal balances of the classes of notes receivable and the related classes of certificates outstanding will be reduced at the rates expected. The actual rates of reduction in class principal balances may be slower (but cannot be faster) than those indicated in the expected amortization schedule.

     UNAMORTIZED DEBT DISCOUNT

     Unamortized debt discount in the amount of $244,758 is included (net) in both Notes receivable and Certificates outstanding on the accompanying Statement of Net Assets Available for Trust Activities.


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                  MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1
                           (A SPECIAL PURPOSE ENTITY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


     The note trustee has established a collection account to hold amounts remitted by the servicer of the property securing the notes. The notes are secured primarily by transition property of the note issuer, which is the right to assess and collect all revenues arising from a portion of the transition charge included in the bills of all classes of retail users of Boston Edison Company's electric distribution system within its geographic service territory as in effect on July 1, 1997. This portion of the transition charge, which is a usage-based charge, is referred to as the reimbursable transition costs ("RTC") charge. As of July 29, 1999, the RTC charge is approximately 1.10 cents per kilowatt-hour.

     THE NOTE ISSUER

     BEC Funding LLC is a special purpose, single member limited liability company whose sole member is Boston Edison Company. BEC Funding LLC is a wholly-owned subsidiary of Boston Edison Company, which is a wholly-owned subsidiary of BEC Energy.

     BEC Funding LLC was organized on January 29, 1999 under the laws of the State of Delaware for the sole purpose of acquiring and holding transition property which BEC Funding LLC acquired on July 29, 1999 from Boston Edison Company. The purchase price of such transition property was paid from net proceeds of the notes issued to the Trust. The assets of BEC Funding LLC consist primarily of transition property acquired from Boston Edison Company.

     Both BEC Funding LLC's organizational documents and covenants in the note indenture restrict its business activities to financing, purchasing, owning and managing transition property. The organizational documents and note indenture covenants also require that BEC Funding LLC be operated in a manner intended to reduce the likelihood that it would be consolidated in Boston Edison Company's bankruptcy estate if Boston Edison Company became a debtor in a bankruptcy case.

     BEC Funding LLC is legally separate from Boston Edison Company. The assets and revenues of BEC Funding LLC, including, without limitation, the transition property, are not available to creditors of Boston Edison Company nor BEC Energy.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEC Funding LLC


Date:  September 9, 1999                  By: /s/ Robert J. Weafer, Jr.
                                              ---------------------------
                                              Name: Robert J. Weafer, Jr.
                                              Title:  President















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